                                                             March 24, 2005
                                                                  Supplement

[MORGAN STANLEY OMITTED]

             SUPPLEMENT DATED MARCH 24, 2005 TO THE PROSPECTUS OF
                        MORGAN STANLEY STRATEGIST FUND
                           Dated September 30, 2004

     The following paragraph is hereby added to the "Additional Investment
Strategy Information" section of the Fund's prospectus:

     TARGETED RETURN INDEX SECURITIES ("TRAINS"). Up to 10% of the Fund's net
     assets may be invested in TRAINs. A TRAIN is a structured, pooled investment vehicle that permits investment in a diversified portfolio of fixed income securities without the brokerage and other expenses associated with directly holding small positions in individual securities.

     The following paragraph is hereby added to the "Additional Risk
     Information" section of the Fund's prospectus:

     TRAINS. The Fund may invest in TRAINs, which are investment vehicles structured as trusts. Each trust represents an undivided investment interest in the pool of securities (generally high yield securities)
     underlying the trust without the brokerage and other expenses associated with holding small positions in individual securities. TRAINs are not registered under the Securities Act of 1933 or the Investment Company Act
     of 1940 and therefore must be held by qualified purchasers and resold to qualified institutional buyers pursuant to Rule 144A under the Securities
     Act. Investments in certain TRAINs may have the effect of increasing the level of Fund illiquidity to the extent that the Fund, at a particular point in time, may be unable to find qualified institutional buyers interested in purchasing such securities.

              PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

                                                                     38585SPT-01